Second Quarter 2026 Earnings Call Presentation July 21, 2026

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2025 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarter ended March 31, 2026, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Generated annualized loan growth of 8.3% over the sequential quarter and 3.5% year-over-year as organic growth across all markets more than offset higher CRE payoffs of approximately $345 million, which impacted year-over-year loan growth by 1.0% Grew commercial loan pipeline to a record $2.3 billion as of June 30, 2026, reflecting strong business development activity and growing opportunities across all markets Average loan to deposit ratio of 88.9% that provides substantial capacity to fund loan growth Increased net interest margin 4 basis points year-over-year to 3.63%, driven by lower funding costs and asset repricing Achieved record fee income levels across securities brokerage, digital banking, and service charges on deposits, as well as record levels of trust assets under management and securities account values Improved efficiency ratio more than 1 percentage point both year-over-year and quarter-over-quarter to a record low of 51.2%, primarily due to a focus on driving positive operating leverage Advanced our organic growth strategy and commercial momentum in targeted expansion markets, including Northern Virginia, Tennessee, and South Florida Positioning the Florida franchise for continued growth through planned financial center openings by the first quarter of 2027 Recently recognized as one of America’s High Growth Companies by Business Insider and one of America’s Best Companies by Time Strong Annualized Loan Growth, Top-Tier Efficiency Ratio Net Income Available to Common Shareholders and Diluted EPS(1) $89.2 million; $0.92/share Net Interest Margin +4bp YoY; +6bp QoQ Total Loan Growth +8.3% QoQ annualized +3.5% YoY or +4.5%, excluding CRE payoff headwind Total Deposit Growth +2.1% YoY Return on Average Tangible Common Equity(1) 17.3% CET1 Capital Ratio 10.7% Note: financial and operational highlights for the quarter ended June 30, 2026; EPS = earnings per share; CRE = commercial real estate; YoY = year-over-year; QoQ = quarter-over-quarter; bp = basis points; CET1 = common equity tier 1; PFC = Premier Financial Corp. (acquisition closed on 2/28/2025) (1) Non-GAAP measure – excludes certain items – please see reconciliation in appendix Q2 2026 Financial and Operational Highlights

Note: PTPP = pre-tax, pre-provision (1) Non-GAAP measure – excludes certain items – please see reconciliation in appendix (2) Excludes restructuring and merger-related expenses and/or day 1 provision for credit losses on acquired loans Key Metrics Q2 2026 Financial and Operational Highlights

Strong Annualized Loan Growth that Outpaced CRE Payoffs Note: commercial payoffs and new originations and associated yields (in charts above); C&I = Commercial & Industrial Q2 2026 Total Portfolio Loans Total loans of $19.5 billion increased $650 million, or 3.5%, YoY and $396 million, or 8.3% annualized, QoQ, driven by commercial and home equity lending CRE loan payoffs remained elevated and totaled approximately $345 million for the second quarter of 2026, consistent with the elevated quarterly levels incurred during the prior nine months, which negatively impacted YoY loan growth by approximately 1% Commercial loan pipeline a record $2.3 billion, as of 6/30/2026 45% of pipeline from loan production offices and PFC markets Florida pipeline contributed approximately $250 million C&I line utilization was approximately 38% for Q2 2026

Deposit Growth Remained Solid Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Q2 2026 Total Deposits Total deposits increased $438 million, or 2.1%, YoY to $21.6 billion, driven by demand deposits, money market, and savings account growth which more than offset the intentional run-off of $352 million of higher cost certificates of deposit Despite the closure of 37 financial centers this year, deposits were down only $75 million, or 0.4%, on a sequential quarter basis reflecting the remaining $50 million of brokered deposits that paid off on April 1st and the decline in higher cost CDs Total demand deposits continued to represent 49% of total deposits Distribution: consumer 51%, business 33%, and public funds, which are separately collateralized, 16% Average loans to average deposits were 88.9%, providing continued capacity to fund loan growth

Tangible common equity to tangible assets ratio(1) = 8.44% Weighted average yield = 3.29% [vs. 3.21% last year] Weighted average duration = 4.3 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $161MM Held to Maturity (“HTM”)(2) = $78MM Securities Represent 16% of Total Assets Note: securities chart excludes allowance for credit losses for HTM securities; weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~23% (1) Non-GAAP measure – please see reconciliation in appendix (2) HTM losses not recognized in accumulated other comprehensive income Q2 2026 Total Securities

Q2 2026 NIM of 3.63% improved 4 bp YoY, primarily due to lower funding costs NIM increased 6 bp on a sequential quarter basis mainly due to asset repricing and 3 bp of accelerated mark accretion from acquired loan payoffs Deposit funding costs, including non-interest bearing deposits, were 178 bp and decreased 6 bp YoY and increased just 1 bp QoQ Period end FHLB borrowings of $1.4 billion decreased $400 million YoY but increased $375 million QoQ as loan growth outpaced deposit growth, reflecting accelerating growth in targeted expansion markets As of 6/30/2026, 89% have 2026 maturities, with an average rate of 3.90% NIM Benefited from Management of Funding Costs Q2 2026 Net Interest Margin (NIM)

Note: OREO = other real estate owned; AUM = assets under management; securities account values include annuities Record Fee Income Levels Across Multiple Categories Q2 2026 Non-Interest Income Non-interest income increased 22.0% YoY due primarily to higher net swap and valuation income, service charges on deposits, and other income Achieved record fee income levels across securities brokerage, digital banking, and service charges on deposits Gross swap fees were $2.8 million, compared to $1.4 million last year Swap fair market valuation adjustment was $0.3 million, compared to a loss of $0.7 million, in the prior year period Service charges on deposits reflect increased general spending and higher transaction volumes from our larger customer base, as well as an increase in monthly fees that took effect during June Other income included a non-recurring $4.8 million gain related to the freezing of future service for actively employed participants in the pension plan Mortgage banking income decreased YoY primarily due to more mortgage volume going into portfolio loans

Expenses Reflect Expansion Markets and Discretionary Cost Control Q2 2026 Non-Interest Expense Non-interest expense, excluding merger and restructuring charges, increased 1.8% YoY primarily due to higher salaries and wages from a full quarter of expansion market hiring offset by discretionary expense management Salaries and wages and employee benefits expense increased due to recent hiring efforts, primarily in Florida, and bonus accrual adjustments FDIC insurance expense decreased due to a lower assessment rate associated with our improved financial ratios Equipment and software, which was consistent with the last several quarters, decreased YoY due to the cost of operating two core systems in the prior year related to the PFC acquisition Amortization of intangible assets, which was consistent with the last couple quarters, decreased YoY due to the core deposit intangible asset that was created from the acquisition of PFC in the prior year Restructuring and merger-related expenses decreased from the prior year period, which included costs associated with the closing of the PFC acquisition

Strong and Consistent Asset Quality Measures Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $20B to $50B from S&P Capital IQ (as of 7/1/2026) and represent simple averages except criticized & classified loans as % of total loans and allowance for credit losses as % of total loans which are weighted averages Strong Legacy of Credit Quality Criticized & Classified Loans as % of Total Loans Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans

The allowance for credit losses on loans was $217.8 million at 6/30/2026, which provided a coverage ratio of 1.12% Excluded from the allowance for credit losses and the related coverage ratio is a remaining unaccreted discount on purchased loans from acquisitions representing 1.41% of total portfolio loans The second quarter net provision for credit losses of $9.2 million is primarily due to higher loan balances Non-Depository Financial Institution (NDFI) exposure <$55 million No direct exposure to technology and software firms or data centers and related infrastructure projects Allowance Coverage Ratio of 1.12% Q2 2026 Current Expected Credit Loss (CECL) Note: ACL at 6/30/2026 excludes off-balance sheet credit exposures of $7.7 million

Strong Capital Position

Capital Ratios Above Both Regulatory and Well-Capitalized Levels

Tier 1 Risk-Based Capital Ratio



13.16%
14.12%
15.09%
12.89%
14.72%
14.05%
12.33%
12.05%
13.06%
11.42%
11.72%
Well-Capitalized
8.0%
Required
6.0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Common Equity Tier 1 Capital Ratio (CET 1)



11.28%
12.05%
13.14%
12.89%
13.40%
12.77%
11.20%
10.99%
12.07%
10.37%
10.70%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers
- CET1 ratio within WesBanco's targeted range of 10.5-11.0%
- 0.3 million shares repurchased on the open market during Q2 2026, at an average price of $33.55 per share
- ~4.5 million shares available for repurchase (as of 6/30/2026)[1]

Note: financial data as of quarter ending 12/31; current year data as of 6/30/2026; WSBC adopted Current Expected Credit Losses ("CECL") accounting standard on 1/1/2020; in conjunction with the PFC acquisition, WSBC raised $200MM of common equity on 8/1/2024 to support future growth and issued $1B of common equity on the 2/28/2025 closing; on 9/10/2025, raised $230MM of Series B preferred stock to primarily redeem the Series A preferred stock and $50MM of acquired PFC sub-debt
(1) Under the 4MM share repurchase authorization that was approved by WesBanco's Board of Directors on May 20, 2026 and the remainder of the authorization approved on February 24, 2022

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Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets Reconciliation

Return on Average Tangible Common Equity Reconciliation

Tangible Common Equity to Tangible Assets Reconciliation